UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

Quantum Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13449	94-2665054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1650 Technology Drive, Suite 800

San Jose, CA 95110

(Address of Principal Executive Offices)

(408) 944-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 26, 2010, Quantum Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Company’s senior secured credit agreement, dated as of July 12, 2007, with the required lenders thereunder. The Amendment, among other changes, provided the Company with additional flexibility to issue equity securities and/or certain debt securities in order to refinance the Company’s outstanding senior subordinated indebtedness.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 hereto and incorporated by reference herein. The Company will file a fully executed version of the Amendment with its next Quarterly Report on Form 10-Q.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description in Item 1.01 above is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment No. 2 to Senior Secured Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 26, 2010	Quantum Corporation

	By:	/S/ SHAWN D. HALL
	Name:	Shawn D. Hall
	Its:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Amendment No. 2 to Senior Secured Credit Agreement.

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